UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K

current report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

March 27, 2014

NEWBRIDGE BANCORP

(Exact Name of Registrant as Specified in Charter)

North Carolina	000-11448	56-1348147
State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

1501 Highwoods Boulevard, Suite 400, Greensboro North Carolina	27410
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (336) 369-0900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INDEX

Page

Item 5.07 – Submission of Matters to a Vote of Security Holder	3

Item 8.01 – Other Events	4

Item 9.01 – Financial Statements and Exhibits	4

Signatures	4

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Item 5.07 Submission of Matters to a Vote of Security Holders

On March 27, 2014, NewBridge Bancorp ("NewBridge") held a special meeting of shareholders in connection with the proposed issuance of shares of NewBridge common stock pursuant to the Agreement and Plan of Combination and Reorganization among NewBridge, NewBridge Bank and CapStone Bank, dated November 1, 2013 (the “Agreement and Plan of Combination”) and the anticipated merger of CapStone Bank with and into NewBridge’s wholly-owned subsidiary, NewBridge Bank (the “Merger”)

Of the 25,303,820 shares of NewBridge common stock outstanding and entitled to vote as of the record date for the special meeting, 18,160,544 shares were present at the special meeting in person or by proxy.  The results of the special meeting are as follows:

Proposal 1 – Share Issuance Proposal. To approve the issuance of shares of NewBridge common stock pursuant to the Agreement and Plan of Combination, pursuant to which CapStone Bank will merge with and into NewBridge Bank.

Number of Shares
Votes For	Votes Against	Abstentions	Broker Non-Votes
17,737,067	341,223	82,254	0

The vote required to approve this proposal was the affirmative vote of a majority of the shares of NewBridge common stock voted on this proposal at the special meeting. Accordingly, this proposal was approved.

Proposal 2 – Adjournment Proposal. To consider and vote upon a proposal to adjourn the special meeting, if necessary or appropriate, including to solicit additional proxies to approve the issuance of NewBridge common stock in connection with the Merger.

Number of Shares
Votes For	Votes Against	Abstentions	Broker Non-Votes
16,717,228	1,386,351	56,965	0

The vote required to approve this proposal was the affirmative vote of a majority of the shares of common stock actually voted on this proposal at the special meeting.  Accordingly, this proposal was approved.

NewBridge did not propose the adjournment of the special meeting as there were sufficient votes to approve the Share Issuance Proposal.

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Item 8.01 Other Events.

On March 27, 2014, NewBridge and CapStone Bank issued a joint press release announcing an anticipated closing date for the Merger and the results of both NewBridge and CapStone Bank’s special meetings of shareholders. A copy of the joint press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 - Financial Statements and Exhibits

(d) Exhibits.

The following exhibit is filed herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
99.1	Joint Press Release issued by NewBridge Bancorp and CapStone Bank, dated March 27, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWBRIDGE BANCORP

Dated: March 27, 2014	By:	/s/ Ramsey K. Hamadi
Ramsey K. Hamadi
Senior Executive Vice President and
Chief Financial Officer

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EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
99.1	Joint Press Release issued by NewBridge Bancorp and CapStone Bank, dated March 27, 2014.

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